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             As filed with the Commission on November 17, 2000






FOLLOWING ARE SLIDES TO BE USED IN A SLIDE PRESENTATION BY DETECTION
SYSTEMS, INC.


                              COMPANY OVERVIEW

Founded in 1968

Publicly traded company - NASDAQ: DETC

Headquartered in Fairport, New York a suburb of Rochester

Started as a niche provider of intrusion detection devices for the domestic market

High-end, professionally installed equipment

Expanded to a world leader with extensive product offerings in many areas of the security and fire detection industry

Compound annualized growth rate of 33% (1995-2000)

In 1995, we charted a new course for growth...


                    BUSINESS STRATEGY INITIATED IN 1995

Offer more products

Sell into more markets

Sell into more countries

Maintain technological leadership

Acquire what we cannot develop internally


                             BUSINESS STRATEGY

Accomplishments Since 1995

Quadrupled catalog offering

Quadrupled geographical market reach

Technology leadership in new markets

Acquired 11 business

                              NEW TECHNOLOGIES

o   Intranet and Internet Solution
o   Wired Networking
o   Wireless Networking
o   Access Control
o   CCTV
o   iDVR
o   Security Escort
o   Fire Panels and Peripherals
o   Security Panels and Peripherals
o   Wireless Security

      BRANDS MOST LIKELY TO BE SPECIFIED FOR NEXT BURGLAR ALARM SYSTEM


Rank                    Brand                   Percent
----                    -----                   -------
1                       Radionics               33%*
2                       Ademco                  28%
3                       ADT                     25%
4                       Honeywell               22%
5                       Sentrol                 19%

* #1 performance rating from Security & Premise Control in the Corporate 1000, STAT Resources, Inc.


 BRANDS MOST LIKELY TO BE SPECIFIED FOR NEXT ELECTRONIC ACCESS CONTROL SYSTEM


Rank                    Brand                   Percent
----                    -----                   -------
1                       Sensormatic             28%
2                       Radionics               21%*
3                       HID                     15%
4                       Northern Comp.          15%
5                       Honeywell               13%

* #2 in performance rating and usage; Security & Premise Control in the Corporate 1000, STAT Resources, Inc.

                              SALES BY REGION

[Graphics Omitted.]
Asia Pacific - 17%
Europe - 23%
Americas - 60%



                     COMPOSITION OF CUSTOMERS BY MARKET

[Graphics Omitted.]
Americas
Europe
Asia-Pacific
Total

Distributors
Installers
OEMs



                        REVENUES BY BUSINESS SEGMENT

Personnel & Asset Tracking 0.4%
CCTV - 6.9%
Access Control - 7.6%
Alternate Communication & System Integration - 3.9%
Fire - 12.2 %
Security-69.0%


                          DETECTION SYSTEMS, INC.

The New Vision:

   To be a leading supplier of complete, integrated security system solutions to the global security industry

[Graphics Omitted.]
Conventional Security
Access Control
CCTV
Wireless
Fire Detection
Security Escort
Integrated Systems


                            ENTERPRISE CONDUCTOR

[Graphics Omitted.]
Security Alarm Monitoring and Control
Access Control
Fire Alarm Notification
CCTV Monitoring and Switching Control


                         CONTINUING GROWTH STRATEGY

Introduction of New Products
Further Catalog Expansion
Further Geographic Expansion
Maintain Technology Leadership
   -Conventional security, fire, wireless, CCTV, Security Escort(R)and integrated systems
Acquisitions
Partnerships

        WE BELIEVE DETECTION SYSTEMS IS A GOOD INVESTMENT BECAUSE...

Costs of infrastructure building are behind us
Leading to stable and accelerating profits
Capacity to accelerate sales growth through next 5 years
Award winning new technologies

IMPORTANT INFORMATION

   The Company urges investors and shareholders to carefully read its proxy statement, which contains important information about the Company, the Company's reasons for opposing Ultrak's actions and for urging shareholders to vote in favor of the Company's nominees and the matters to be voted on at the Company's 2000 Annual Meeting of Shareholders. The proxy statement also includes a detailed list of the names, affiliations and interests of persons who may be deemed to be "participants" in the Company's solicitation of proxies at the Annual Meeting.

   Copies of the preliminary proxy statement (and definitive proxy statement, when it becomes available) may be obtained free of charge from Securities and Exchange Commission's internet web site (www.sec.gov) or by overnight mail or direct electronic transmission from the Company's proxy solicitors, MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, proxy@mackenziepartners.com, (212) 929-5500 (call collect) or toll-free (800) 322-2885. The Company will furnish copies of its definitive proxy statement to shareholders beginning in mid-November.


                         FORWARD-LOOKING STATEMENTS

   This presentation contains forward-looking information which involves expressions of management's current expectations. All forward-looking information is subject to various risks and uncertainties that may be beyond the Company's control and may cause results to differ materially from management's current expectations. Information concerning factors that could cause actual results to differ materially from management's current expectations are set forth in the section entitled "Risk Factors" in the Company's 2000 Annual Report on Form 10-K, as amended.